Financial risk management	12 Months Ended
Dec. 31, 2022
Financial Risk Management [Abstract]
Financial risk management	Financial risk management
Financial risk factors
The Group is subject to risks common to companies in the biopharmaceutical industry, including, but not limited to, uncertainties regarding the effectiveness and safety of new drugs, new and unproven technologies, development process and outcome of clinical trials, rigorous governmental regulation and uncertainty regarding regulatory approvals, long product development cycles, continuing capital requirements to fund research and development, history of operating losses and uncertainty of future profitability, uncertainty regarding commercial success and acceptance, third party reimbursements, uncertainties regarding patents and legally protected products or technologies, uncertainty regarding third party intellectual property rights, dependence on third parties, dependence on publicly available scientific findings and research data, lack of experience with production facilities, dependence on third party manufacturers and service providers, competition, concentration of operations, product liability, dependence on important employees, environment, health, data protection and safety, lack of experience in marketing and sales, litigation, currency fluctuation risks and other financial risks, volatility of market value, as well as limited liquidity and shares eligible for future sale.
The Group is developing several products currently not generating constant revenue streams which results in volatile cash flow from operating activities. Currently, the Group’s revenues stem mainly from irregular and difficult to predict income from product out-licensing, milestone payments and fees from R&D collaboration agreements. This will likely remain the same at least until the first product reaches the market on the Group’s own or through a partner. This results in a lack of regular positive operating cash flow, which may expose the Group to financing risks in the medium-term. Furthermore, management has taken actions to manage financial risks, such as foreign exchange risk and liquidity risk.
Molecular Partners conducts research and development activities primarily in Switzerland, the European Union and the United States. As a result, the Group is exposed to a variety of financial risks, such as foreign exchange rate risk, credit risk, liquidity risk, cash-flow and interest rate risk. The Group’s overall financial risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the financial performance of the Group. Further details are disclosed under note 25.
Capital management
The Group is not regulated and not subject to specific capital requirements. The amount of equity depends on the Group’s funding needs and statutory capital requirements. The Group monitors capital periodically on an interim and annual basis. From time to time, the Group may take appropriate measures or propose capital increases to its shareholders to ensure the necessary capital remains intact. The Group did not have any short-term or long-term debt outstanding as of December 31, 2022 and 2021.Financial risk management
Foreign exchange risk
In order to reduce its foreign exchange exposure, Molecular Partners may enter into currency contracts with selected high-quality financial institutions to hedge against foreign currency exchange rate risks. The Group’s primary exposure to financial risk is due to fluctuation of exchange rates between CHF, USD and EUR.
The Group’s hedging policy is (1) to maximize natural hedging by matching expected future cash flows in the different currencies and (2) if market conditions allow to consider hedging certain of the remaining expected net currency exposure as the need arises. However, due to market volatilities, the impact of negative interest rates during most of 2022 in Switzerland and uncertainties in the cash flows, a 100% hedging of the currency exposure is impossible or not appropriate. Molecular Partners does not engage in speculative transactions.
During 2022 and 2021, the Group did not enter into any forward currency transactions. No forward currency transactions were outstanding as of December 31, 2022 and 2021.
The following table demonstrates the sensitivity to a reasonably possible change in exchange rates for the Group's main foreign currencies, USD and EUR, with all other variables held constant, of the Group’s result before taxes. There is no direct impact on the Group’s equity.

in % and CHF thousands	Incr./Decr. exchange rate	Effect on result before tax (in TCHF)
USD Positions
2022	+10%	5,904
	-10%	(5,904)
2021	+10%	6,633
	-10%	(6,633)
2020	+10%	2,976
	-10%	(2,976)
EUR Positions
2022	+10%	1,252
	-10%	(1,252)
2021	+10%	2,019
	-10%	(2,019)
2020	+10%	432
	-10%	(432)
Interest rate risk
Molecular Partners earns or pays interest on cash and cash equivalents, and its profit and loss may be influenced by changes in market interest rates. The Group does invest its cash balances into a variety of current and deposit accounts in four different Swiss banks to optimize interest. In addition, the Group does invest a portion of its cash into risk free money market investments in line with its treasury guidelines.
The Group strives to optimize the net balance of interest paid and interest received by monitoring the interest rates applicable over the major currencies the Group holds as well as the offered holding periods.
The following table demonstrates the sensitivity of the main currencies used in the Group, to reasonably possible changes in interest rates, with all other variables held constant, of the Group’s results before tax. There is no direct impact on the Group’s equity.

in % and CHF thousands	Incr./Decr. interest rate	Effect on result before tax (in TCHF)
CHF Positions
2022	+0.5%	888
	-0.5%	(888)
2021	+0.5%	323
	-0.5%	(323)
2020	+0.5%	683
	-0.5%	(683)
USD Positions
2022	+0.5%	294
	-0.5%	(294)
2021	+0.5%	234
	-0.5%	(234)
2020	+0.5%	149
	-0.5%	(149)
EUR Positions
2022	+0.5%	63
	-0.5%	(63)
2021	+0.5%	102
	-0.5%	(102)
2020	+0.5%	32
	-0.5%	(32)
Credit risk
The maximum credit risk on financial assets corresponds to the carrying amounts of the Group’s cash and cash equivalents, short-term time deposits and receivables. The Group has not entered into any guarantees or similar obligations that would increase the risk over and above the carrying amounts.
The cash and cash equivalents and short-term deposits are considered low risk and were held at Swiss banks with Standard & Poor long-term credit ratings as of December 31, 2022 of AAA (Zürcher Kantonalbank), AA (Luzerner Kantonalbank), A+ (UBS) and A- (Credit Suisse) and therefore any impact resulting from the expected credit loss model is considered immaterial. Analysis performed included assessing the cumulative default rates by credit rating category and applying these rates to the cash and short-term deposit balances at reporting dates. The calculated loss allowance based on the ECL is considered immaterial.
The Group enters into agreements with partners that have appropriate credit history and a commitment to ethical business practices.
The maximum credit risk as of the balance sheet date was as follows:

Credit risk
in CHF thousands	2022	2021
Cash and cash equivalents	87,946	71,813
Trade receivables	521	23,710
Accrued income	679	76
Short-term time deposits	161,198	61,000
Total credit risk as at December 31	250,344	156,599
Liquidity risk
Liquidity risk is the risk that the Group will encounter difficulties in meeting the obligations associated with its financial liabilities that are settled by delivering cash or another financial asset. The Group’s liquidity risk is considered low by management due to the financial assets at the reporting date, giving the Group a secure source of funding for its research and development activities.